UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Apple Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APPLE INC. C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735	Your Vote Counts! APPLE INC. 2026 Annual Meeting Deadline to vote prior to the Annual Meeting is February 23, 2026 8:59 P.M. PT

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You invested in APPLE INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 24, 2026.

Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by making a request prior to February 10, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually during the Meeting* February 24, 2026 8:00 A.M. Pacific Time
Virtually at: www.virtualshareholdermeeting.com/AAPL2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. The complete proxy materials
contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to access and review the proxy materials and to vote on these important matters.

Voting Items		Board Recommends
1.	The election to Apple’s Board of Directors of the eight nominees named in the Proxy Statement
Nominees:
1a.	Wanda Austin	For
1b.	Tim Cook	For
1c.	Alex Gorsky	For
1d.	Andrea Jung	For
1e.	Art Levinson	For
1f.	Monica Lozano	For
1g.	Ron Sugar	For
1h.	Sue Wagner	For
2.	Ratification of the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for fiscal 2026	For
3.	Advisory vote to approve executive compensation	For
4.	Approval of the Apple Inc. Non-Employee Director Stock Plan, as Amended and Restated	For
5.	A shareholder proposal entitled “China Entanglement Audit”	Against
NOTE: Such other business as may properly come before the meeting or any postponements or adjournments thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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